Exhibit 13.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Annual Report on Form 20-F of Scinai Immunotherapeutics Ltd. (the “Company”) for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Uri Ben-Or, Chief Financial Officer, of Scinai Immunotherapeutics Ltd., an Israel corporation, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that:

(1) The Report of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 1, 2026	/s/ Uri Ben-Or
Uri Ben-Or
Chief Financial Officer (Principal Financial Officer)